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                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Household Finance Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report"), I, Steven L McDonald, Executive Vice President and Chief Accounting Officer and Controller of the Company, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Steven L. McDonald
                                         ---------------------------------------
                                         Steven L. McDonald
                                         Executive Vice President and
                                         Chief Accounting Officer and Controller
                                         May 15, 2003

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